EXHIBIT 10.12

PATENTS INDIA	A S S I G N M E N T
NO LEGALISATION

WHEREAS (1) 1/ We, RAN KOHEN

of (2) 20735 NE 32 PL, Aventura, FL 33180 US

have invented certain new and useful invention in respect of (3)

QUICK CONNECT ASSEMBLY, IN Patent Application No. 2390/KOLNP/2007

for which application for Letters Patent is about to be made AND WHEREAS (4)

SAFETY QUICK LIGHTING & FANS CORP.

of(5)

3245 Peachtree Parkway, Suite 0310 Suwanee, GA 30024 US

is/are desirous of acquiring an interest in said invention and in the Letters Patent to be obtained therefor.

NOW THEREFORE be it known to all whom it may concern, that in and for a consideration of Rupees Ten/US $ One in hand paid to me/us receipt whereof is hereby acknowledged 1/We have assigned, transferred and set over and by these presents do assign, transfer and set over unto the said (4)

SAFETY QUICK LIGHTING & FANS CORP.

on (6) 13 Nov 2013 so far as INDIA is concerned my/ our full and exclusive right, title and interest in and to the said invention/ application, including the right to claim priority, preparatory to obtaining Letters Patent therefor; said invention, application and Letters Patent to be held and enjoyed by the said (4)

SAFETY QUICK LIGHTING & FANS CORP.

for the full term for which said Letters Patent is granted, as fully and entirely as the same would have been held by me/ us had this assignment and transfer not been made.

In witness whereof, 1/We have set below my/our hands this (6) 13 day of November 2013 confirming the above referred transfer.

Signature of lnventor(s) - ..../s/ Ran Kohen.......... .................................. ..................................

.................................. .................................. ..................................

Signature of two witnesses - TWO WITNESSES

with name and address

Signature: /s/ Angella Larson-Coone

Name & Address: 21355 East Dixie Highway, Miami FL 33180

Signature: /s/ Dinah Fuentes

Name & Address: 21355 East Dixie Highway, Miami FL 33180

1. Inventor's name(s) in full 2. Inventor's address(es) 3. Title of Invention 4. Assignee's name 5. Assignee's address 6. Date prior to filing	D.P. Ahuja & Co. 53 SYED AMIR ALl AVENUE CALCUTTA 700 019 INDIA FAX 91 (33) 22819441 OR 91 (33) 22819444 Copyright© 1971, 1999-2006 D.P. Ahuja& Co.